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                                                                    EXHIBIT 23.1


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

     We hereby consent to the incorporation by reference to our reserve reports for the years ended December 31, 2001, 2000, and 1999. each of which is included in the Annual Report on Form 10-K of Ultra Petroleum Corporation for the year ended December 31, 2001.


                                        NETHERLAND, SEWELL & ASSOCIATES, INC.



                                        By:/S/ Frederic D. Sewell
                                           ----------------------------
                                           Frederic D. Sewell
                                           Chairman and Chief Executive Officer


Dallas, Texas
March 28, 2002